Exhibit 99.1

Icahn Enterprises L.P. Roadshow Presentation June 2019

Forward - Looking Statements and Non - GAAP Financial Measures Forward - Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements included herein, other than statements that relate solely to historical fact, are “forward - looking statements . ” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends . Forward - looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact . Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them . However, there can be no assurance that these expectations, beliefs and projections will result or be achieved . There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward - looking statements contained in this presentation . These risks and uncertainties are described in our Annual Report on Form 10 - K for the year ended December 31 , 2018 and our Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2019 . There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward - looking statements . All forward - looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation . Except to the extent required by law, we undertake no obligation to update or revise forward - looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value . The non - GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U . S . GAAP . These non - GAAP measures should be evaluated only on a supplementary basis in connection with our U . S . GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10 - K for the year ended December 31 , 2018 and our Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2019 . A reconciliation of these non - GAAP financial measures to the most directly comparable GAAP financial measures can be found in the back of this presentation .

Presenters  Keith Cozza – President & Chief Executive Officer  SungHwan Cho – Chief Financial Officer 3

Agenda  Transaction Overview  Company Overview  Investment Highlights  Financial Performance  Appendix 4

Transaction Overview

Executive Summary  Icahn Enterprises L.P. (“IEP” or the “Company”) is a diversified holding company, with global businesses in Investment, Energy, Automotive, Food Packaging, Metals, Real Estate, Home Fashion and Mining – Total equity market capitalization of approximately $14.2 (1) billion as of March 31, 2019  The proceeds from the proposed debt issuance will be used for general partnership purposes, including the repayment of the Company’s existing 6.000% senior unsecured notes due 2020 (1) Based on closing stock price of $72.50 and approximately 195.3 million depositary and general partner equivalent units as of Mar ch 31, 2019. 6 Sources and Uses of Funds Sources of Funds Uses of Funds ($Millions) Senior Unsecured Add-On Notes due 2026 $250 General Partnership Purposes $249 Estimated Fees & Expenses 1 Total Sources $250 Total Uses $250

Capitalization and Credit Statistics

Key Points

- Strong pro forma financial metrics[2]:
  - Total consolidated liquidity of $7.8 billion
  - Indicative gross asset value to holding company net debt coverage of 3.9x
- Holding company cash and cash equivalents value of $1.8 billion[2]
- Affiliates of Carl Icahn owned 92.0% of IEP valued at $13.0 billion[3] as of June 21, 2019

	March 31, 2019		
($Millions)	Actual	Pro Forma May New Issue[1]	Pro Forma Add-On[2]
Liquid Assets:			
Holding Company Cash & Cash Equivalents	$2,139	$3,282	$1,829
Holding Company Investment in Investment Funds	4,763	4,763	4,763
Holding Company Liquid Assets	**$6,902**	**$8,045**	**$6,592**
Subsidiaries Cash & Cash Equivalents	625	625	625
Total Liquid Assets	**$7,527**	**$8,670**	**$7,217**
Holding Company Debt:			
6.000% Senior Unsecured Notes due 2020[4]	$1,702	$1,702	$ -
5.875% Senior Unsecured Notes due 2022	1,344	1,344	1,344
6.250% Senior Unsecured Notes due 2022	1,213	1,213	1,213
6.750% Senior Unsecured Notes due 2024	498	498	498
6.375% Senior Unsecured Notes due 2025	748	748	748
6.250% Senior Unsecured Notes due 2026	-	750	750
Add-On Senior Unsecured Notes due 2026	-	-	250
Holding Company Debt	**$5,505**	**$6,255**	**$4,803**
Subsidiary Debt[5]	1,887	1,887	1,887
Total Consolidated Debt (a)	**$7,392**	**$8,142**	**$6,690**
Non-controlling Interest (b)	$5,813	$5,813	$5,813
Unitholders' Book Equity[6] (c)	5,839	6,235	6,235
Total Book Capitalization (a) + (b) + (c)	**$19,044**	**$20,190**	**$18,738**
Unitholders' Market Equity[7] (d)	14,157	14,553	14,553
Total Capitalization (a) + (b) + (d)	**$27,362**	**$28,508**	**$27,056**
Supplemental Information:			
Indicative Gross Asset Value (excluding Holding Company Cash)[8]	$11,555	$11,555	$11,555
Indicative Gross Asset Value / Holding Company Net Debt	3.4x	3.9x	3.9x
Holding Company Liquid Assets / Holding Company Debt	1.3x	1.3x	1.4x

(1) Pro Forma as of March 31, 2019 to give effect to (i) the issuance of the 6.250% Senior Unsecured Notes due 2026 and (ii) the sale of the maximum aggregate offering amount of $400 million in sales proceeds pursuant to the open market sales program announced on May 2, 2019. Sales made under the open market sales program, if any, will be made from time to time during the term of the program ending on March 31, 2021, at such prices and times as the Company may agree with the agent. Sales under the open market sales program are made by the agent on a commercially reasonable efforts basis and no assurance can be made that any or all amounts of depositary units will be sold by the Company.
(2) Pro Forma as of March 31, 2019 to give effect to (i) the redemption of the 6.000% Senior Unsecured Notes due 2020, (ii) the issuance of the Add-On Senior Unsecured Notes due 2026, (iii) the issuance of the 6.250% Senior Unsecured Notes due 2026, and (iv) the sale of the maximum aggregate offering amount of $400 million in sales proceeds pursuant to the open market sales program announced on May 2, 2019. Sales made under the open market sales program, if any, will be made from time to time during the term of the program ending on March 31, 2021, at such prices and times as the Company may agree with the agent. Sales under the open market sales program are made by the agent on a commercially reasonable efforts basis and no assurance can be made that any or all amounts of depositary units will be sold by the Company.
(3) Based on closing stock price of $70.01 as of June 21, 2019 and approximately 185.3 million depositary units owned by affiliates of Carl Icahn.
(4) On June 11, 2019, the trustee delivered an irrevocable notice of redemption to holders of the outstanding 6.000% Senior Notes due 2020. The redemption date will be August 1, 2019, and the redemption price will be equal to 100.00% of the principal amount of the notes redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.
(5) Debt is non-recourse to Icahn Enterprises.
(6) Pro forma for the sale of depositary units for $400 million in sales proceeds pursuant to the open market sales program announced on May 2, 2019.
(7) Based on closing stock price of $72.50 and approximately 195.3 million depositary and general partner equivalent units outstanding as of March 31, 2019; pro forma for the sale of depositary units for $400 million in sales proceeds pursuant to the open market sales program announced on May 2, 2019.
(8) Indicative gross asset value defined as market value of public subsidiaries, market value of the Holding Company interest in Funds and book value or market comparables of other assets.

7

Summary of Terms Issuers Icahn Enterprises L.P. and Icahn Enterprises Finance Corp. (“IEP” or the “Company”) Issue $250 million of Add - On Senior Unsecured Notes due 2026 (the “Add - On Notes” and together with the 6.250% Senior Unsecured Notes due 2026, the “Notes”) Term Same as existing 6.250% Senior Unsecured Notes due 2026 Optional Redemption Same as existing 6.250% Senior Unsecured Notes due 2026 Placement Type 144A and Regulation S Private Placement with Registration Rights Use of Proceeds General limited partnership purposes, including the possible repayment of existing senior unsecured notes or to fund potential acquisitions Guarantees The Add - On Notes will be unconditionally guaranteed on a senior unsecured basis by Icahn Enterprises Holdings L . P . Ranking The Add - On Notes will rank senior in right of payment to all existing and future subordinated indebtedness and equal in right of payment with all other existing and future senior unsecured indebtedness . T he Add - On Notes will be effectively subordinated to all indebtedness and liabilities, including trade payables, of all subsidiaries other than Icahn Enterprises Holdings L . P . The Add - On Notes will be effectively subordinated to all of our and Icahn Enterprises Holdings L . P . ’s existing and future secured indebtedness to the extent of the collateral securing such indebtedness Mandatory Redemption None Change of Control Offer 101 % of aggregate principal amount of Notes repurchased plus accrued and unpaid interest Covenants Maintenance and Debt Incurrence covenants same as existing Notes: – Maintenance: Fixed Charge Coverage Ratio ≥ 1.5x – Maintenance: Ratio of Unencumbered Assets to Unsecured Indebtedness > 1.5x – Debt Incurrence: Ratio of HoldCo Debt to Adjusted Net Worth < 1.15x Restricted Payments Same as existing 6.250% Senior Unsecured Notes due 2026 Sole Bookrunner Jefferies LLC 8

Company Overview

As of March 31, LTM Ended 2019 March 31, 2019 Net (Loss) Income Adj. EBITDA ($Millions) Assets Revenue Attrib. to IEP Attrib. to IEP Investment $9,514 ($259) ($137) ($119) Energy 4,688 7,083 254 500 Automotive 3,663 2,867 (238) (60) Food Packaging 552 380 (12) 44 Metals 241 441 (2) 18 Real Estate 492 208 109 41 Home Fashion 183 168 (10) (1) Mining 330 122 12 23 Railcar - - (4) (2) Holding Company 2,984 (361) (677) (402) Discontinued Operations - 4,799 1,686 - Total $22,647 $15,448 $981 $42 Overview of Icahn Enterprises  Icahn Enterprises L.P. (NASDAQ: IEP) is a diversified holding company with operating segments in Investment, Energy, Automotive, Food Packaging, Metals, Real Estate, Home Fashion and Mining  IEP is majority owned and controlled by Carl Icahn – Over many years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP – As of March 31, 2019, Carl Icahn and his affiliates owned approximately 91.7% of IEP’s outstanding depositary units  IEP benefits from cash flows from its subsidiaries: – CVR Energy: $3.00 per share annualized dividend – Recurring cash flows from the Real Estate segment  IEP has daily liquidity through its ability to redeem its investment in the funds on a daily basis – As of March 31, 2019, the Holding Company had investments in the Investment Funds with a total fair market value of approximately $4.8 billion – Recent successful realizations have generated significant proceeds and further bolstered liquidity 10 (1) Investment segment total assets represents book value of equity. (2) Excludes discontinued operations. (2) (1)

Summary Corporate Organizational Chart



Icahn Enterprises G.P. Inc.
1%
Icahn Enterprises L.P. (NasdaqGS: IEP)
99% LP Interest
1%
Icahn Enterprises Holdings L.P.
As of March 31, 2019, Icahn Enterprises had investments with a fair market value of approximately $4.8 billion in the Investment Funds
Icahn Capital LP
100%
One of the largest independent metal recycling companies in the US
PSC Metals Inc.
100%
Consists of rental commercial real estate, property development and associated resort activities
AREP Real Estate Holdings, LLC
100%
Provider of home textile products for nearly 200 years
WestPoint Home LLC
100%
Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services
Icahn Automotive Group LLC
100%
77%
Ferrous Resources(1)
Brazilian iron ore producer
79%
Viskase Companies Inc. (OTCPK:VKSC)
One of the worldwide leaders in cellulosic, fibrous and plastic casings for processed meat industry
71%
CVR Energy Inc. (NYSE: CVI)
Independent refiner and marketer of transportation fuels
34%
CVR Partners, LP (NYSE: UAN)
Producer and distributor of nitrogen fertilizer products

Note: Percentages denote equity ownership as of April 30, 2019. Excludes intermediary and pass through entities.
(1) On December 5, 2018, the Company announced a definitive agreement to sell Ferrous Resources. The transaction is expected to close in 2019.

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Deep Management Team Led by Carl Icahn 12 (2)  Led by Carl Icahn ─ Substantial investing history provides IEP with unique network of relationships and access to Wall Street  Team consists of approximately 20 professionals with diverse backgrounds ─ Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit Name Title Years at Icahn Years of Industry Experience Keith Cozza President & Chief Executive Officer , Icahn Enterprises L.P. 14 17 SungHwan Cho Chief Financial Officer , Icahn Enterprises L.P. 13 21 Courtney Mather Portfolio Manager, Icahn Capital 5 19 Nick Graziano Portfolio Manager, Icahn Capital 3 23 Brett Icahn Consultant, Icahn Enterprises L.P. 13 13 Jesse Lynn General Counsel, Icahn Enterprises L.P. 15 23 Andrew Langham General Counsel, Icahn Enterprises L.P. 14 19 Michael Nevin Managing Director, Icahn Enterprises L.P. 4 10 Jonathan Frates Managing Director, Icahn Enterprises L.P. 4 10

Investment Highlights

Investment Highlights  Diversified Holdings  History of Successfully Monetizing Investments  Exposure to Strong, Cyclical Trends and Economic Recovery  Significant Asset Coverage  Liquidity Serves as a Competitive Advantage 14 1 2 3 4 5

Diversified Holdings Asset Mix by Operating Segments for Icahn Enterprises (1)(2) : 41% 25% 22% 4% 4% 2% 1% 1%  The Company is well diversified across various industries and sectors Note: As of March 31,2019. (1) Indicative gross asset valued defined as market value of public subsidiaries, market value of the holding company in interest in Funds and book value or market comparables of other assets. (2) Excludes other holding company net assets. (3) Energy includes CVR Energy. (4) Automotive includes Tenneco, Icahn Automotive Group and 767 Auto Leasing. (5) Mining includes Ferrous Resources. On December 5, 2018, the Company announced a definitive agreement to sell Ferrous Resource s. The transaction is expected to close in 2019. (6) Metals includes PSC Metals, Inc. (7) Food Packaging includes Viskase. (8) Home fashion includes WestPoint Home. 15 1 Investment Energy (3) Automotive (4) Real Estate Mining (5) Metals (6) Food Packaging (7) Home Fashion (8)

History of Successfully Monetizing Investments 16 4Q 2018 Dispositions Generated Cash Proceeds of $3.2 Billion  Sold ARL during 2017 for $3.4 billion including assumption of debt, resulting in cash proceeds to IEP of $1.8 billion. IEP acquired ARL in 2013 for total consideration of approximately $772 million  August 2017 sale of Las Vegas property for $600 million. IEP originally acquired the Fontainebleau for $148 million in February 2010  October 2018 sale of Federal - Mogul for $800 million cash consideration and 29.5 million shares of Tenneco (NYSE: TEN) common stock (currently valued at $10.75 per share as of 6/21/19)  October 2018 sale of Tropicana Entertainment for aggregate consideration of approximately $1.8 billion. IEP portion of cash consideration received was approximately $1.5 billion  December 2018 sale of American Railcar Industries, Inc. (‘‘ARI’’) for $1.75 billion including assumption of debt, resulting in cash proceeds to IEP of $831 million  December 2018 agreement to sell majority owned subsidiary, Ferrous Resources Limited, Inc. for total consideration of approximately $550 million 2

Exposure to Strong, Cyclical Trends and Economic Recovery 17  IEP’s subsidiary companies possess key competitive strengths and / or leading market positions  IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opport uni ties ─ Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies A Brazilian iron ore mining operation that supplies iron ore products to the global steel industry AREP Real Estate Holdings, LLC 200 year heritage with some of the best known brands in home fashion; consolidation likely in fragmented sector Leading global market position in non - edible meat casings poised to capture further growth in emerging markets Established regional footprint positioned to actively participate in consolidation of the highly fragmented scrap metal market Strategically located mid - continent petroleum refiner and nitrogen fertilizer producer generating record profitability Long - term real estate investment horizon with strong, steady cash flows Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings (1) (1) On December 5, 2018, the Company announced a definitive agreement to sell Ferrous Resources. The transaction is expected to c los e in 2019. 3

3 Segment: Investment

Segment Description

- IEP invests its proprietary capital through various private investment funds (the "Investment Funds") managed by the Investment segment
- Fair value of IEP's interest in the Investment Funds was approximately $4.8 billion as of March 31, 2019
- IEP has daily liquidity through its ability to redeem its investment in the Investment Funds on a daily basis
- Significant Hedge: net short exposure of 43% as of March 31, 2019

Highlights and Recent Developments

- From inception in November 2004, the Funds' gross return is approximately 124.1%, representing an annualized rate of return of approximately 5.8% through March 31, 2019
- Long history of investing in public equity and debt securities and pursuing activist agenda
- Employs an activist strategy that seeks to unlock hidden value through various tactics
  - Financial / balance sheet restructurings (e.g., CIT Group, Apple)
  - Operational turnarounds (e.g., Motorola, Navistar)
  - Strategic initiatives (e.g. eBay / PayPal, Xerox / Conduent)
  - Corporate governance changes (e.g. Newell, Caesars, DELL Technologies)

Historical Segment Financial Summary

Investment ($M illions)	FYE December 31, 2016	2017	2018	LTM/MRQ 3/31/19
Select Income Statement Data:				
Total Revenue	($1,223)	$297	$737	($259)
Adj. EBITDA	(1,257)	284	725	(272)
Net income (loss)	(1,487)	118	679	(310)
Adj. EBITDA attr. to IEP	(528)	138	339	(119)
Net income (loss) attr. to IEP	(604)	80	319	(137)
Select Balance Sheet Data:				
Equity attributable to IEP	$1,669	$3,052	$5,066	$4,772
Total Equity	5,396	7,417	10,101	9,514

Significant Holdings

As of March 31, 2019[1]

Company	Market Value ($mm)[2]	%Ownership[3]
Herbalife Nutrition	$1,867	23.0%
Caesars Entertainment	$1,618	27.8%
Cheniere	$1,503	8.5%
Xerox	$750	10.2%
Newell Brands	$631	9.7%

(1) Aggregate ownership held directly by the funds, as well as Carl Icahn and his affiliates. Based on most recent 13F Holdings Reports, 13D filings or other public filings.
(2) Based on closing share price as of March 31, 2019.
(3) Total economic ownership as a percentage of common shares issued and outstanding.

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3 Segment: Energy

CVR Energy

Segment Description

- CVR Energy, Inc. (NYSE: CVI) is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing business through its interests in CVR Refining, LP and CVR Partners, LP (NYSE: UAN)
  - CVR Refining is an independent petroleum refiner and marketer of high-value transportation fuels in the mid-continent of the United States
  - CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products

Historical Segment Financial Summary

Energy ($Millions)	FYE December 31, 2016	 2017	 2018	LTM 3/31/19
Select Income Statement Data:				
Net sales	$4,782	$5,988	$7,124	$7,073
Adj. EBITDA	311	406	825	850
Net (loss) income	(604)	275	379	388
Adj. EBITDA attr. to IEP	156	216	464	500
Net income (loss) attr. to IEP	(327)	229	238	254

Highlights and Recent Developments

- In January 2019, CVR Energy purchased the remaining common units of CVR Refining not already owned by CVR Energy for $241 million, excluding the amount paid to the Company
  - CVR Energy and its affiliates own 100% of CVR Refining's outstanding common units
- CVR Energy Q1 2019 Highlights
  - Announced Q1 2019 cash dividend of $0.75 per share
- Petroleum Q1 2019 Results
  - Q1 2019 total throughput was approximately 213k bpd
  - Adjusted EBITDA of $209 million compared to $192 million in Q1 2018(1)
- Nitrogen Q1 2019 Results
  - Adjusted EBITDA of $26 million compared to $13 million in Q1 2018
  - Consolidated average realized plant gate prices for UAN in Q1 2019 was $222 per ton, compared to $153 per ton in Q1 2018
  - Announced Q1 cash distribution of $0.07 per unit

Petroleum

- Strategic locations and complex refineries allows CVR to benefit from access to price advantaged crude oil
  - Approximately 221,000 bpcd of crude processing
  - Access to quality and price advantaged crude – 100% of crude purchased is WTI based

Fertilizer

- CVR Partners acquired an additional fertilizer plant in April 2016, giving it geographic and feed stock diversity
  - Large geographic footprint serving the Southern Plains and Corn Belt region
  - 2018 UAN summer fill prices improved $30 to $40 per ton over last year

(1) Refer to CVI 8-K filed April 24, 2019 for the Adjusted EBITDA reconciliations.

19

3 Segment: Automotive

Segment Description

- The Company conducts the Automotive segment through the wholly owned subsidiary Icahn Automotive Group LLC ("Icahn Automotive")
- Icahn Automotive is engaged in the retail and wholesale distribution of automotive parts in the aftermarket as well as providing automotive repair and maintenance services to its customers

Historical Segment Financial Summary

Automotive ($Millions)	FYE December 31, 2016	2017	2018	LTM 3/31/19
Select Income Statement Data:				
Net sales & other revenues	$2,501	$2,723	$2,858	$2,865
Adj. EBITDA	108	3	(48)	(60)
Net (loss) income	19	(51)	(230)	(238)
Adj. EBITDA attr. to IEP	108	3	(48)	(60)
Net income (loss) attr. to IEP	19	(51)	(230)	(238)

Highlights and Recent Developments

- Icahn Automotive is in the process of implementing a multi-year transformation plan, which includes the integration and restructuring of the operations of its businesses. Priorities include:
  - Positioning the service business to take advantage of opportunities in the do-it-for-me market and vehicle fleets
  - Optimizing the value of the commercial parts distribution business in high volume markets
  - Improving inventory management across Icahn Automotive's parts and tire distribution network
  - Optimizing the store and warehouse footprint through openings, closings, consolidations and conversions by market
  - Digital initiatives including a new e-commerce platform and enhanced e-fulfillment capabilities
  - Investment in customer experience initiatives such as enhanced customer loyalty programs and selective upgrades in facilities
  - Investment in employees with focus on training and career development investments
  - Business process improvements, including investments in supply chain and information technology capabilities
- Q1 2019 Adjusted EBITDA was a loss of $22 million compared to a loss of $10 million in Q1 2018
  - Elevated expense related to transformation plan and investments in commercial parts business
- In October 2018, IEP sold Federal-Mogul, which was previously reported in the Automotive segment. IEP is reporting Federal-Mogul's results in discontinued operations

20

3 Segment: Food Packaging

VISKASE

Segment Description

- Viskase Companies, Inc (OTCPK:VKSC) is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry
  - Leading worldwide manufacturer of non-edible cellulosic casing for small-diameter meats (hot dogs and sausages)
  - Leading manufacturer of non-edible fibrous casings for large-diameter meats (sausages, salami, hams and deli meats)

Historical Segment Financial Summary

Food Packaging ($Millions)	FYE December 31, 2016	2017	2018	LTM 3/31/19
Select Income Statement Data:				
Net sales	$329	$392	$395	$393
Adj. EBITDA	55	62	54	54
Net (loss) income	8	(6)	(15)	(17)
Adj. EBITDA attr. to IEP	40	45	43	44
Net income (loss) attr. to IEP	6	(5)	(12)	(12)

Highlights and Recent Developments

- Future growth expected to be driven by changing diets of a growing middle class in emerging markets
  - Majority of revenues from emerging markets
  - Acquired a plastic casing manufacturer in Poland in December 2016 and a fibrous casing manufacturer in January 2017
- Developed markets remain a steady source of income
  - Distribution channels to certain customers spanning more than 50 years
- Significant barriers to entry
  - Technically difficult chemical production process
  - Significant environmental and food safety regulatory requirements
  - Substantial capital costs
- Rights offering completed in January 2018 raising $50 million

Q1 Highlights

- Q1 2019 net sales decreased by $2 million as compared to the corresponding prior year period
- Consolidated adjusted EBITDA of $11 million for Q1 2019, compared to $11 million in Q1 2018
- Viskase's cash balance as of March 31, 2019 was $33 million

21

3 Segment: Metals

Segment Description

- PSC Metals, Inc. is one of the largest independent metal recycling companies in the U.S.
- Collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers
- Strong regional footprint (Upper Midwest, St. Louis Region and the South)

Historical Segment Financial Summary

Metals ($Millions)	FYE December 31, 2016	2017	2018	LTM 3/31/19
Select Income Statement Data:				
Net sales	$267	$409	$466	$441
Adj. EBITDA	(15)	20	24	18
Net (loss) income	(20)	(44)	5	(2)
Adj. EBITDA attr. to IEP	(15)	20	24	18
Net income (loss) attr. to IEP	(20)	(44)	5	(2)

Highlights and Recent Developments

- Increasing global demand for steel and other metals drives demand for U.S. scrap
- Scrap recycling process is "greener" than virgin steel production
  - Electric arc furnace drive scrap demand and are significantly more energy efficient than blast furnaces
  - Electric are furnace steel mills are approximately 60% of U.S. production
- Highly fragmented industry with potential for further consolidation
  - Capitalizing on consolidation and vertical integration opportunities
  - PSC is building a leading position in its markets
- Product diversification will reduce volatility through cycles
  - Expansion of non-ferrous share of total business

Q1 Highlights

- Q1 2019 net sales decreased by $25 million compared to the comparable prior year period primarily due to lower shipment volumes and lower average selling prices for most grades of metal, particularly non-ferrous residue material
- Adjusted EBITDA was $2 million in Q1 2019 compared to $8 million in Q1 2018
- Committed to improving buying practices to improve materials margins

22

AREP Real Estate Holdings, LLC

3 Segment: Real Estate

Segment Description

- Consists of rental real estate, property development and club operations
- Rental real estate consists primarily of retail, office and industrial properties leased to single corporate tenants
- Property development is focused on the construction and sale of single and multi-family houses, lots in subdivisions and planned communities and raw land for residential development
- Club operations focus on operating golf club and related activities

Historical Segment Financial Summary

Real Estate ($Millions)	FYE December 31, 2016[1]	2017[1]	2018	LTM 3/31/19
Select Income Statement Data:				
Net sales & other revenue	$88	$87	$106	$105
Adj. EBITDA	35	40	48	41
Net (loss) income	5	549	112	109
Adj. EBITDA attr. to IEP	35	40	48	41
Net income (loss) attr. to IEP	5	549	112	109

Highlights and Recent Developments

- Business strategy is based on long-term investment outlook and operational expertise

Rental Real Estate Operations

- Net lease portfolio overview
  - Single tenant (over $100 billion market cap, A- credit) for one large building with a lease through 2021. Currently converting to multi-tenant
  - Six legacy properties (30% office, 36% industrial, 33% retail)
- Maximize value of commercial lease portfolio through effective management of existing properties
  - Seek to sell assets on opportunistic basis
- During 2018, the Real Estate segment sold two commercial rental properties for aggregate proceeds of $179 million, resulting in aggregate pretax gain on disposition of assets of $89 million

Property Development & Club Operations

- New Seabury in Cape Cod, Massachusetts and Grand Harbor in Vero Beach, Florida include land for future residential development of approximately 219 and 1,114 units, respectively
- Club operations in New Seabury, Cape Cod and Grand Harbor, Vero Beach focus on operating golf club and related activities
- Includes hotel, timeshare and casino resort property in Aruba and Plaza Hotel and Casino in Atlantic City, NJ

(1) Excludes results from timeshare and casino resort property in Aruba.

23

3 Segment: Home Fashion

WESTPOINT HOME

Segment Description

- WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products
- WestPoint Home owns many of the most well-known brands in home textiles including Martex, Grand Patrician, Luxor and Vellux
- WestPoint Home also licenses brands such as IZOD, Under the Canopy, Southern Tide and Hanes

Historical Segment Financial Summary

Home Fashion	FYE December 31,			LTM
($Millions)	2016	2017	2018	3/31/19
Select Income Statement Data:				
Net sales	$195	$183	$171	$168
Adj. EBITDA	(1)	(9)	-	(1)
Net (loss) income	(12)	(20)	(11)	(10)
Adj. EBITDA attr. to IEP	(1)	(9)	-	(1)
Net income (loss) attr. to IEP	(12)	(20)	(11)	(10)

Highlights and Recent Developments

- One of the largest providers of home textile goods in the United States
- Transitioned majority of manufacturing to low cost plants overseas
- Streamlined merchandising, sales and customer service divisions
- Focus on core profitable customers and product lines
  - WPH has implemented a more customer-focused organizational structure with the intent of expanding key customer relationships and rebuilding the company's sales backlog
  - Realizing success placing new brands with top retailers
  - Continued strength with institutional customers
  - Launched direct to consumer e-commerce site www.gryphonhome.com

Q1 Highlights

- Q1 2019 net sales decreased by $3 million compared to the comparably prior year period due to lower sales volumes
- Adjusted EBITDA was a loss of $2 million for Q1 2019, compared to a loss of $1 million for Q1 2018
- Streamlined merchandising, sales and customer service divisions
- Focus on core profitable customers and product lines

24

3 Segment: Mining

FERROUS

Segment Description

- Ferrous Resources has certain rights to iron ore mineral resources in Brazil and develops mining operations and related infrastructure to produce and sell iron ore products to the global steel industry
  - Significant iron ore assets in the State of Minas Gerais, Brazil, known as Viga, Viga Norte, Esperança, Serrinha and Santanense
  - Mineral rights near Jacuípe in the State of Bahia, Brazil

Historical Segment Financial Summary

Mining ($Millions)	FYE December 31, 2016	2017	2018	LTM 3/31/19
Select Income Statement Data:				
Net sales	$71	$94	$103	$118
Adj. EBITDA	2	22	20	30
Net (loss) income	(24)	10	1	13
Adj. EBITDA attr. to IEP	1	17	16	23
Net income (loss) attr. to IEP	(19)	9	3	12

Highlights and Recent Developments

- Mining segment has been concentrating on sales in Brazil, where the best margins are being captured
  - Lower discounts on impurities have been offset by higher ocean freight rates
  - Continued investment in processing plants to produce higher quality iron ore product that currently sells at significant premium
- In Q1 2019, Consolidated adjusted EBITDA was $11 million compared to $1 million in Q1 2018
- On December 5, 2018, IEP announced a definitive agreement to sell Ferrous Resources for total consideration of $550 million. The transaction is expected to close in 2019

25

4 Significant Asset Coverage

- Significant Valuation demonstrated by market value of IEP's public subsidiaries and Holding Company interest in Funds and book value or market comparables of other assets

($Millions)	Actuals as of:					
	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019
Market-valued Subsidiaries and Investments:						
Holding Company interest in Investment Funds[1]	$3,052	$3,214	$3,354	$3,003	$5,066	$4,772
CVR Energy[2]	2,651	2,152	2,634	2,864	2,455	2,933
CVR Refining - direct holding[2]	95	75	129	113	60	-
American Railcar Industries[2]	494	444	469	547	-	-
Tenneco Inc.[2]	-	-	-	-	806	652
Total market-valued subsidiaries and investments	**$6,293**	**$5,885**	**$6,585**	**$6,527**	**$8,387**	**$8,357**
Other Subsidiaries:						
Tropicana[3]	$1,439	$1,510	$1,509	$1,566	-	-
Viskase[4]	173	209	198	185	147	141
Federal-Mogul[5]	1,690	2,414	2,094	2,041	-	-
Real Estate Holdings[1]	846	841	843	915	465	444
PSC Metals[1]	182	185	177	179	177	174
WestPoint Home[1]	144	139	137	134	133	129
ARL[6]	18	3	1	-	-	-
Ferrous Resources[7]	138	143	154	166	423	428
Icahn Automotive Group[1]	1,728	1,853	1,877	1,891	1,747	1,832
Total other subsidiaries	**$6,359**	**$7,297**	**$6,990**	**$7,077**	**$3,092**	**$3,148**
Add: Other Holding Company net assets[8]	189	226	273	448	344	50
Indicative Gross Asset Value	**$12,841**	**$13,408**	**$13,848**	**$14,052**	**$11,823**	**$11,555**
Add: Holding Company cash and cash equivalents[9]	$526	$199	$79	$97	$1,834	$2,139
Less: Holding Company debt[9]	(5,507)	(5,506)	(5,505)	(5,505)	(5,505)	(5,505)
Indicative Net Asset Value	**$7,860**	**$8,101**	**$8,422**	**$8,644**	**$8,152**	**$8,189**

Note: Indicative net asset value does not purport to reflect a valuation of IEP. The calculated indicative net asset value includes the book value for the Company's Investment Segment, which includes the fair market value of the Company's investment in the Investment Funds. A valuation is a subjective exercise and indicative net asset value does not necessarily consider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No representation or assurance, express or implied is made as to the accuracy and correctness of indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary.

(1) Represents equity attributable to the Company as of each respective date.
(2) Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) and the number of shares owned by the Holding Company as of each respective date.
(3) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve months ended March 31, 2018 and June 30, 2018. September 30, 2018 value is pro forma the announced sale of Tropicana.
(4) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve months ended December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019.
(5) December 31, 2017 based on the value of IEP's tender offer during Q1 2017. March 31, 2018, June 30, 2018 and September 30, 2018 value is pro forma the announced sale to Tenneco Inc.
(6) Represents the option purchase price of the remaining cars not sold in the initial ARL sale, plus working capital as of that date.
(7) Represents equity attributable to the Company as of each respective date, except for December 31, 2018 and March 31, 2019 which represents the estimated proceeds based on the sale agreement signed during December 2018.
(8) Holding Company's balance as of each respective date. For March 31, 2018, the distribution payable was adjusted to $24 million, which represents the actual distribution paid subsequent to March 31, 2018. For March 31, 2019, the distribution payable was adjusted to $27 million, which represents the actual distribution paid subsequent to March 21, 2019.
(9) Holding Company's balance as of each respective date.

26

5 Liquidity Serves as a Competitive Advantage

- Our operating subsidiaries and the Holding Company maintain ample liquidity to take advantage of attractive opportunities for their respective businesses
  - Recent successful realizations have generated significant proceeds and further bolstered liquidity

($Millions)	As of: 3/31/2019	Pro Forma (1) May New Issue	Pro Forma (2) Add-On
Liquid Assets:			
Holding Company Cash & Cash Equivalents	$2,139	$3,282	$1,829
Holding Company Investment in Investment Funds	4,763	4,763	4,763
Subsidiaries Cash & Cash Equivalents	625	625	625
Total	$7,527	$8,670	$7,217
Subsidiary Revolver Availability:			
Energy	$443	$443	$443
Automotive	90	90	90
Food Packaging	7	7	7
Metals	51	51	51
Home Fashion	18	18	18
Railcar	-	-	-
Total:	$609	$609	$609
Total Liquidity:	$8,136	$9,279	$7,826

Note: As of March 31,2019.

(1) Gives effect to (i) the issuance of the 6.250% Senior Unsecured Notes due 2026 and (ii) the sale of the maximum aggregate offering amount of $400 million in sales proceeds pursuant to the open market sales program announced on May 2, 2019. Sales made under the open market sales program, if any, will be made from time to time during the term of the program ending on March 31, 2021, at such prices and times as the Company may agree with the agent. Sales under the open market sales program are made by the agent on a commercially reasonable efforts basis and no assurance can be made that any or all amounts of depositary units will be sold by the Company.

(2) Gives effect to (i) the redemption of the 6.000% Senior Unsecured Notes due 2020, (ii) the issuance of the Add-On Senior Unsecured Notes due 2026, (iii) the issuance of the 6.250% Senior Unsecured Notes due 2026, and (iv) the sale of the maximum aggregate offering amount of $400 million in sales proceeds pursuant to the open market sales program announced on May 2, 2019. Sales made under the open market sales program, if any, will be made from time to time during the term of the program ending on March 31, 2021, at such prices and times as the Company may agree with the agent. Sales under the open market sales program are made by the agent on a commercially reasonable efforts basis and no assurance can be made that any or all amounts of depositary units will be sold by the Company. On June 11, 2019, the trustee delivered an irrevocable notice of redemption to holders of the outstanding 6.000% Senior Notes due 2020. The redemption date will be August 1, 2019, and the redemption price will be equal to 100.00% of the principal amount of the notes redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.

27

Financial Performance

Financial Performance Net Income (Loss) Attributable to Icahn Enterprises Adjusted EBITDA Attributable to Icahn Enterprises 29 ($Millions) $61 $642 $561 $42 2016 2017 2018 LTM 3/31/19 ($1,128) $2,430 $1,507 $981 2016 2017 2018 LTM 3/31/19 FYE December 31, LTM 2016 2017 2018 3/31/19 Adjusted EBITDA Attr. to Icahn Enterprises Investment ($528) $138 $339 ($119) Energy 156 216 464 500 Automotive 108 3 (48) (60) Food Packaging 40 45 43 44 Metals (15) 20 24 18 Real Estate 35 40 48 41 Home Fashion (1) (9) - (1) Mining 1 17 16 23 Railcar 266 136 (2) (2) Holding Company (1) 36 (323) (402) Consolidated $61 $642 $561 $42 FYE December 31, LTM 2016 2017 2018 3/31/19 Net Income (Loss) Attr. to Icahn Enterprises Investment ($604) $80 $319 ($137) Energy (327) 229 238 254 Automotive 19 (51) (230) (238) Food Packaging 6 (5) (12) (12) Metals (20) (44) 5 (2) Real Estate 5 549 112 109 Home Fashion (12) (20) (11) (10) Mining (19) 9 3 12 Railcar 112 1,171 1 (4) Holding Company (287) 355 (638) (677) Discontinued Operations (1) 157 1,720 1,686 Consolidated ($1,128) $2,430 $1,507 $981

Balance Sheet

	Period Ended March 31, 2019									
($Millions)	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Mining	Holding Company	Consolidated
Assets										
Cash and cash equivalents	$7	$467	$65	$33	$11	$41	$1	-	$2,139	$2,764
Cash at affilated partnerships & restricted cash	2,286	-	-	1	1	2	2	-	7	2,299
Investments	7,130	83	86	-	-	15	-	-	789	8,103
Accounts receivable, net	-	193	168	76	49	3	28	-	-	517
Inventories, net	-	403	1,233	103	40	-	73	-	-	1,852
Property, plant and equipment, net	-	3,004	951	168	115	376	68	-	-	4,682
Goodwill and intangible assets, net	-	273	391	32	2	21	-	-	-	719
Assets held for sale	-	33	-	-	1	-	-	330	-	364
Other assets	1,268	232	769	139	22	34	11	-	49	2,524
Total assets	**$10,691**	**$4,688**	**$3,663**	**$552**	**$241**	**$492**	**$183**	**$330**	**$2,984**	**$23,824**
Liabilities & Equity										
Accounts payable, accrued expenses & other liabilities	$730	$1,171	$1,426	$212	$66	$46	$42	-	$504	$4,197
Securities sold, not yet purchased, at fair value	447	-	-	-	-	-	-	-	-	447
Due to brokers	-	-	-	-	-	-	-	-	-	-
Liabilities held for sale	-	-	-	-	-	-	-	136	-	136
Debt	-	1,196	405	271	1	2	12	-	5,505	7,392
Total liabilities	**$1,177**	**$2,367**	**$1,831**	**$483**	**$67**	**$48**	**$54**	**$136**	**$6,009**	**$12,172**
Equity attributable to Icahn Enterprises	4,772	1,290	1,832	52	174	444	129	171	(3,025)	5,839
Equity attributable to non-controlling interests	4,742	1,031	-	17	-	-	-	23	-	5,813
Total equity	**$9,514**	**$2,321**	**$1,832**	**$69**	**$174**	**$444**	**$129**	**$194**	**($3,025)**	**$11,652**
Total liabilities and equity	**$10,691**	**$4,688**	**$3,663**	**$552**	**$241**	**$492**	**$183**	**$330**	**$2,984**	**$23,824**

30

Appendix 31

Evolution of Icahn Enterprises

- IEP began as American Real Estate Partners, which was founded in 1987, and has grown its diversified portfolio to eight operating segments and approximately $24 billion of assets as of March 31, 2019
- IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and financial results
- IEP's record is based on a long-term horizon that can enhance business value for continued operations and/or facilitate a profitable exit strategy
  - In 2017, IEP sold American Railcar Leasing for $3.4 billion, resulting in a pre-tax gain of $1. 7 billion
  - In 2018, IEP sold Federal-Mogul for $5.1 billion, resulting in a pre-tax gain of $251 million, Tropicana for $1.5 billion, resulting in a pre-tax gain of $779 million and ARI for $1.75 billion, resulting in a pre-tax gain of $400 million. IEP announced the sale of Ferrous for aggregate consideration of $550 million
- Acquired partnership interest in Icahn Capital Management L.P. in 2007
  - IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds
- IEP also has grown the business through organic investment and through a series of bolt-on acquisitions

Timeline of Recent Acquisitions and Exits

As of December 31, 2008
- Mkt. Cap: $1.9bn
- Total Assets: $18.8bn

Current(1)
- Mkt. Cap: $14.2bn
- Total Assets: $23.8bn

American Railcar Industries
1/15/10: 54.4% of ARI's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

CVR Refining & CVR Partners
2013: CVR Refining completed IPO and secondary offering. CVR Partners completed a secondary offering

IEH Auto Parts Holding
6/1/15: Acquired substantially all of the auto part assets in the U.S. of UniSelect Inc.

American Railcar Leasing
2017: Sale of ARL for $3.4 billion enterprise value and a pretax gain of $1.7 billion

Federal-Mogul & Tropicana
10/1/18: Sold Federal-Mogul for $5.1 billion and Tropicana for $1.5 billion

Year: 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018

Viskase's
1/15/10: 71.4% of Viskase's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

Tropicana Entertainment
11/15/10: Received an equity interest as a result of a Ch.11 restructuring and subsequently acquired a majority stake

CVR Energy
5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR

American Railcar Leasing
10/2/13: Acquired 75% of ARL from companies wholly owned by Carl Icahn

Ferrous Resources
6/8/15: IEP acquired a controlling interest in Ferrous Resources

Pep Boys
2/4/16: IEP acquired Pep Boys

American Railcar Industries & Ferrous
12/5/18: Sold American Railcar Industries for $1.75 billion enterprise value. Announced definitive agreement to sell Ferrous for $550 million

(1) Based on closing stock price of $72.50 and approximately 195.3 million depositary and general partner equivalent units as of March 31, 2019. Balance sheet data as of March 31, 2019.

32

EBITDA Reconciliation 33

Adj. EBITDA Reconciliation by Segment – *Twelve Months Ended March 31, 2019*

	Twelve Months Ended March 31, 2019										
($ Millions)	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Mining	Railcar	Holding Company	Consolidated
Adjusted EBITDA											
Net income (loss)	($310)	$388	($238)	($17)	($2)	$109	($10)	$13	($4)	($678)	($749)
Interest expense, net	38	101	18	15	-	-	1	1	-	316	490
Income tax (benefit) expense	-	73	(49)	(6)	1	5	-	2	2	(43)	(15)
Depreciation, depletion and amortization	-	278	92	25	17	18	8	4	-	-	442
EBITDA before non-controlling interests	($272)	$840	($177)	$17	$16	$132	($1)	$20	($2)	($405)	$168
Impairment	-	-	90	-	1	-	1	-	-	-	92
Restructuring	-	-	5	16	-	-	-	-	-	-	21
Non-service cost of U.S. based pension	-	-	-	(1)	-	-	-	-	-	-	(1)
Major scheduled turnaround expense	-	10	-	-	-	-	-	-	-	-	10
Loss (gain) on disposition of assets	-	-	3	-	-	(89)	-	3	(1)	-	(84)
Unrealized loss on certain derivatives	-	-	-	-	-	-	-	-	-	-	-
Tax settlements	-	-	-	-	-	-	-	-	-	-	-
Other	-	-	19	22	1	(2)	(1)	7	1	3	50
Adj. EBITDA before non-controlling interests	($272)	$850	($60)	$54	$18	$41	($1)	$30	($2)	($402)	$256
Adjusted EBITDA attributable to IEP											
Net income (loss)	($137)	$254	($238)	($12)	($2)	$109	($10)	$12	($4)	($677)	($705)
Interest expense, net	18	41	18	11	-	-	1	1	-	316	406
Income tax (benefit) expense	-	58	(49)	(4)	1	5	-	2	2	(44)	(29)
Depreciation, depletion and amortization	-	142	92	21	17	18	8	2	-	-	300
EBITDA attributable to IEP	($119)	$495	($177)	$16	$16	$132	($1)	$17	($2)	($405)	($28)
Impairment	-	-	90	-	1	-	1	-	-	-	92
Restructuring	-	-	5	12	-	-	-	-	-	-	17
Non-service cost of U.S. based pension	-	-	-	(1)	-	-	-	-	-	-	(1)
Major scheduled turnaround expense	-	5	-	-	-	-	-	-	-	-	5
Loss (gain) on disposition of assets	-	-	3	-	-	(89)	-	2	(1)	-	(85)
Unrealized loss on certain derivatives	-	-	-	-	-	-	-	-	-	-	-
Tax settlements	-	-	-	-	-	-	-	-	-	-	-
Other	-	-	19	17	1	(2)	(1)	4	1	3	42
Adjusted EBITDA attributable to IEP	($119)	$500	($60)	$44	$18	$41	($1)	$23	($2)	($402)	$42

34

Adj. EBITDA Reconciliation by Segment – *Fiscal Year Ended December 31, 2018*

	Year Ended December 31, 2018										
($ Millions)	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Mining	Railcar	Holding Company	Consolidated
Adjusted EBITDA											
Net income (loss)	$679	$379	($230)	($15)	$5	$112	($11)	$1	$1	($639)	$282
Interest expense, net	46	102	16	15	-	1	1	2	-	328	511
Income tax (benefit) expense	-	56	(52)	(4)	1	5	-	2	2	(14)	(4)
Depreciation, depletion and amortization	-	278	92	26	18	19	8	6	-	-	447
EBITDA before non-controlling interests	**$725**	**$815**	**($174)**	**$22**	**$24**	**$137**	**($2)**	**$11**	**$3**	**($325)**	**$1,236**
Impairment	-	-	90	-	1	-	1	-	-	-	92
Restructuring	-	-	5	9	-	-	2	-	-	-	16
Non-service cost of U.S. based pension	-	-	-	6	-	-	-	-	-	-	6
Major scheduled turnaround expense	-	10	-	-	-	-	-	-	-	-	10
Loss (gain) on disposition of assets	-	-	1	-	-	(89)	-	3	(5)	-	(90)
Unrealized loss on certain derivatives	-	-	-	-	-	-	-	-	-	-	-
Tax settlements	-	-	-	-	-	-	-	-	-	-	-
Other	-	-	30	17	(1)	-	(1)	6	-	2	53
Adj. EBITDA before non-controlling interests	**$725**	**$825**	**($48)**	**$54**	**$24**	**$48**	**-**	**$20**	**($2)**	**($323)**	**$1,323**
Adjusted EBITDA attributable to IEP											
Net income (loss)	$319	$238	($230)	($12)	$5	$112	($11)	$3	$1	($638)	($213)
Interest expense, net	20	40	16	11	-	1	1	2	-	328	419
Income tax (benefit) expense	-	46	(52)	(3)	1	5	-	2	2	(15)	(14)
Depreciation, depletion and amortization	-	135	92	22	18	19	8	3	-	-	297
EBITDA attributable to IEP	**$339**	**$459**	**($174)**	**$18**	**$24**	**$137**	**($2)**	**$10**	**$3**	**($325)**	**$489**
Impairment	-	-	90	-	1	-	1	-	-	-	92
Restructuring	-	-	5	7	-	-	2	-	-	-	14
Non-service cost of U.S. based pension	-	-	-	4	-	-	-	-	-	-	4
Major scheduled turnaround expense	-	5	-	-	-	-	-	-	-	-	5
Loss (gain) on disposition of assets	-	-	1	-	-	(89)	-	2	(5)	-	(91)
Unrealized loss on certain derivatives	-	-	-	-	-	-	-	-	-	-	-
Tax settlements	-	-	-	-	-	-	-	-	-	-	-
Other	-	-	30	14	(1)	-	(1)	4	-	2	48
Adjusted EBITDA attributable to IEP	**$339**	**$464**	**($48)**	**$43**	**$24**	**$48**	**-**	**$16**	**($2)**	**($323)**	**$561**

35

Adj. EBITDA Reconciliation by Segment – *Fiscal Year Ended December 31, 2017*

($ Millions)	Year Ended December 31, 2017										
	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Mining	Railcar	Holding Company	Consolidated
Adjusted EBITDA											
Net income (loss)	$118	$275	($51)	($6)	($44)	$549	($20)	$10	$1,171	$355	$2,357
Interest expense, net	166	109	13	13	-	2	-	5	23	319	650
Income tax (benefit) expense	-	(338)	(146)	21	43	-	-	3	531	(643)	(529)
Depreciation, depletion and amortization	-	278	111	25	20	20	8	5	7	-	474
EBITDA before non-controlling interests	**$284**	**$324**	**($73)**	**$53**	**$19**	**$571**	**($12)**	**$23**	**$1,732**	**$31**	**$2,952**
Impairment	-	-	15	1	-	2	1	-	68	-	87
Restructuring	-	-	-	2	1	-	1	-	-	-	4
Non-service cost of U.S. based pension	-	-	-	4	-	-	-	-	-	-	4
Major scheduled turnaround expense	-	83	-	-	-	-	-	-	-	-	83
Loss (gain) on disposition of assets	-	-	(5)	-	-	(496)	-	-	(1,664)	(1)	(2,166)
Unrealized loss on certain derivatives	-	-	-	-	-	-	-	-	-	-	-
Tax settlements	-	-	-	-	-	(38)	-	-	-	-	(38)
Other	-	(1)	66	2	-	1	1	(1)	-	6	74
Adj. EBITDA before non-controlling interests	**$284**	**$406**	**$3**	**$62**	**$20**	**$40**	**($9)**	**$22**	**$136**	**$36**	**$1,000**
Adjusted EBITDA attributable to IEP											
Net income (loss)	$80	$229	($51)	($5)	($44)	$549	($20)	$9	$1,171	$355	$2,273
Interest expense, net	58	44	13	9	-	2	-	4	23	319	472
Income tax (benefit) expense	-	(238)	(146)	16	43	-	-	2	531	(643)	(435)
Depreciation, depletion and amortization	-	133	111	18	20	20	8	2	7	-	319
EBITDA attributable to IEP	**$138**	**$168**	**($73)**	**$38**	**$19**	**$571**	**($12)**	**$17**	**$1,732**	**$31**	**$2,629**
Impairment	-	-	15	1	-	2	1	-	68	-	87
Restructuring	-	-	-	1	1	-	1	-	-	-	3
Non-service cost of U.S. based pension	-	-	-	3	-	-	-	-	-	-	3
Major scheduled turnaround expense	-	49	-	-	-	-	-	-	-	-	49
Loss (gain) on disposition of assets	-	-	(5)	-	-	(496)	-	-	(1,664)	(1)	(2,166)
Unrealized loss on certain derivatives	-	-	-	-	-	-	-	-	-	-	-
Tax settlements	-	-	-	-	-	(38)	-	-	-	-	(38)
Other	-	(1)	66	2	-	1	1	-	-	6	75
Adjusted EBITDA attributable to IEP	**$138**	**$216**	**$3**	**$45**	**$20**	**$40**	**($9)**	**$17**	**$136**	**$36**	**$642**

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Adj. EBITDA Reconciliation by Segment – *Fiscal Year Ended December 31, 2016*

	Year Ended December 31, 2016										
($ Millions)	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Mining	Railcar	Holding Company	Consolidated
Adjusted EBITDA											
Net income (loss)	($1,487)	($604)	$19	$8	($20)	$5	($12)	($24)	$117	($287)	($2,285)
Interest expense, net	230	82	7	12	-	2	-	5	62	288	688
Income tax (benefit) expense	-	(45)	(32)	8	(16)	-	-	2	-	(5)	(88)
Depreciation, depletion and amortization	-	258	98	20	22	22	8	6	92	-	526
EBITDA before non-controlling interests	**($1,257)**	**($309)**	**$92**	**$48**	**($14)**	**$29**	**($4)**	**($11)**	**$271**	**($4)**	**($1,159)**
Impairment	-	574	1	-	1	5	2	-	-	3	586
Restructuring	-	-	-	3	2	-	-	-	-	-	5
Non-service cost of U.S. based pension	-	-	-	5	-	-	-	-	-	-	5
Major scheduled turnaround expense	-	38	-	-	-	-	-	-	-	-	38
Loss (gain) on disposition of assets	-	-	(1)	-	(1)	(1)	-	-	-	-	(3)
Unrealized loss on certain derivatives	-	5	-	-	-	-	-	-	-	-	5
Tax settlements	-	-	-	-	-	-	-	-	-	-	-
Other	-	3	16	(1)	(3)	2	1	13	-	-	31
Adj. EBITDA before non-controlling interests	**($1,257)**	**$311**	**$108**	**$55**	**($15)**	**$35**	**($1)**	**$2**	**$271**	**($1)**	**($492)**
Adjusted EBITDA attributable to IEP											
Net income (loss)	($604)	($327)	$19	$6	($20)	$5	($12)	($19)	$112	($287)	($1,127)
Interest expense, net	76	31	7	9	-	2	-	4	62	288	479
Income tax (benefit) expense	-	(32)	(32)	6	(16)	-	-	2	-	(5)	(77)
Depreciation, depletion and amortization	-	127	98	14	22	22	8	4	92	-	387
EBITDA attributable to IEP	**($528)**	**($201)**	**$92**	**$35**	**($14)**	**$29**	**($4)**	**($9)**	**$266**	**($4)**	**($338)**
Impairment	-	334	1	-	1	5	2	-	-	3	346
Restructuring	-	-	-	2	2	1	-	-	-	-	5
Non-service cost of U.S. based pension	-	-	-	4	-	-	-	-	-	-	4
Major scheduled turnaround expense	-	20	-	-	-	-	-	-	-	-	20
Loss (gain) on disposition of assets	-	-	(1)	-	(1)	(1)	-	-	-	-	(3)
Unrealized loss on certain derivatives	-	1	-	-	-	-	-	-	-	-	1
Tax settlements	-	-	-	-	-	-	-	-	-	-	-
Other	-	2	16	(1)	(3)	1	1	10	-	-	26
Adjusted EBITDA attributable to IEP	**($528)**	**$156**	**$108**	**$40**	**($15)**	**$35**	**($1)**	**$1**	**$266**	**($1)**	**$61**

37